LOOMIS SAYLES FUNDS

Supplement dated November 13, 2014 to the Loomis Sayles Funds Prospectuses, each dated

February 1, 2014, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Bond Fund	Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small Cap Value Fund

Effective November 14, 2014, the two paragraphs following the investment minimum table in the sub-section “Through systematic investing” within the section “How To Purchase Shares” is hereby amended and restated as follows:

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum. Institutional Class shares are also available with no initial or subsequent investment minimum for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain defined contribution plans.